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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 19, 1994

                            ------------------------

                         ROBERT HALF INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                  1-10427                94-1648752
    (State or other            (Commission             (IRS Employer
     jurisdiction             File Number)          Identification No.)
   of incorporation)

  2884 SAND HILL ROAD, MENLO PARK, CA                     94025
(Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code (415) 854-9700

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ITEM 5.  OTHER EVENTS.

    The press release filed as Exhibit 99 hereto will be issued by the Registrant on October 19, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

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
NUMBER     EXHIBIT
- - ------     ----------------------------------------------------------------------
 99        Press Release.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROBERT HALF INTERNATIONAL INC.

                                                   BARBARA J. FORSBERG
                                          --------------------------------------
                                                   Barbara J. Forsberg
                                                      VICE PRESIDENT

Date: October 19, 1994

                                       2
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                                 EXHIBIT INDEX

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
  EXHIBIT                                                                                               SEQUENTIAL
  NUMBER                                      DESCRIPTION OF DOCUMENT                                      PAGE
- - -----------  -----------------------------------------------------------------------------------------  -----------
        99   Press Release............................................................................